Sales Revenues - Summary Of Breakdown Of Income From Leases Included in Finance Income From Finance Business (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Disclosure of income from lease included in finance income as follows:
Financial income related to net lease investment	¥ 106,724	¥ 98,865
Operating leases	1,017,707	1,051,822
Total	¥ 1,124,431	¥ 1,150,688